UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 29, 2018
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement

On March 29, 2018, Overstock.com, Inc. (“Overstock”), its wholly owned subsidiary Medici Ventures, Inc. (“Medici”), Patrick M. Byrne and Hernando de Soto entered into Amendment 1 (the “Amendment”) to the Memorandum of Understanding dated December 27, 2017 to which they are parties relating to the formation of DeSoto Inc. (the “MOU”). The Amendment extended the March 31, 2018 deadline for Dr. Byrne and Medici to make capital contributions to DeSoto Inc. (“DeSoto”) of $14 million and $4 million, respectively, to July 31, 2018.

The goal of DeSoto is to develop a blockchain-based system to develop a global property registry system focused on the property rights of people in the developing world. DeSoto is or will be owned 50% by Medici, 33% by Mr. de Soto and 17% by Dr. Byrne, who is the Chief Executive Officer and a member of the Board of Directors of Overstock, and also serves on the board of directors of Medici. Mr. de Soto will serve as Chairman of DeSoto and as a director of Medici. Dr. Byrne will serve as Co-Chairman and Chief Executive Officer of DeSoto, in addition to his positions with Overstock and Medici.

The MOU contemplates a more detailed future agreement, and provides that the parties will cooperate in good faith to reach more detailed agreements in the future.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

10.1	Amendment 1 dated March 29, 2018 to Memorandum of Understanding by and among Overstock.com, Inc., Medici Ventures, Inc., Patrick M. Byrne and Hernando de Soto

Special Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties, and relate to future events or our future financial or operating performance. The forward-looking statements include all statements other than statements of historical fact.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	April 4, 2018